[LOGO OMITTED]   FIRST TRUST                                   IMPORTANT NOTICE
                 ADVISORS L.P.
                                                              December 28, 2007

                1001 Warrenville Road, Suite 300, Lisle, IL 60532

Re: ENERGY INCOME AND GROWTH FUND SPECIAL MEETING OF SHAREHOLDERS

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of Energy Income and Growth Fund, scheduled to be held on January 8, 2008 at 4:00 p.m. Central Time. In early November you should have received proxy materials seeking your vote for the Special Meeting of Shareholders. So far, we have received voting instructions from many shareholders, but as of the date of this letter our records indicate that we have not yet received a vote on behalf of your shares. We ask that you PLEASE HELP US BY TAKING A MOMENT NOW TO VOTE. Please note that important matters are being voted on that will affect your investment in the Fund. It is important that we receive enough votes to complete the business of this meeting without additional delay and cost.

WHY DOES IT MATTER IF I VOTE? As indicated in the Proxy Statement, one of the proposals presented requires the affirmative vote of a majority of the outstanding accounts in the Fund. This means that every shareholder's vote counts regardless of the number of shares owned. As a shareholder of record of the Energy Income and Growth Fund, your participation is critical to the outcome of this Meeting. If sufficient voting participation is not received by JANUARY 8TH additional expenses of further solicitation efforts could be incurred.

Please help us to achieve sufficient voting participation by taking a moment to vote your shares today. If you need another copy of the Proxy Statement, have any proxy-related questions, or wish to vote your proxy by phone, PLEASE CALL 1-800-761-6707 for assistance.

        WE HAVE SET UP THE FOLLOWING VOTING METHODS SO THAT YOU WILL FIND
                ONE TO BE CONVENIENT AND VOTE YOUR SHARES TODAY.


[GRAPHIC OMITTED]  1.  VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at 1-800-761-6707.
                       Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC OMITTED]  2.  VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]  3.  VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]  4.  VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than January 8th.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board
                                                                           NOBO

[LOGO OMITTED]   FIRST TRUST                                   IMPORTANT NOTICE
                 ADVISORS L.P.
                                                              December 28, 2007

                1001 Warrenville Road, Suite 300, Lisle, IL 60532

Re: ENERGY INCOME AND GROWTH FUND SPECIAL MEETING OF SHAREHOLDERS

Dear Valued Shareholder:

Our records indicate that we have not yet received your important proxy vote for the Special Meeting of Shareholders of Energy Income and Growth Fund, scheduled to be held on January 8, 2008 at 4:00 p.m. Central Time. In early November you should have received proxy materials seeking your vote for the Special Meeting of Shareholders. So far, we have received voting instructions from many shareholders, but as of the date of this letter our records indicate that we have not yet received a vote on behalf of your shares. We ask that you PLEASE HELP US BY TAKING A MOMENT NOW TO VOTE. Please note that important matters are being voted on that will affect your investment in the Fund. It is important that we receive enough votes to complete the business of this meeting without additional delay and cost.

WHY DOES IT MATTER IF I VOTE? As indicated in the Proxy Statement, one of the proposals presented requires the affirmative vote of a majority of the outstanding accounts in the Fund. This means that every shareholder's vote counts regardless of the number of shares owned. As a shareholder of record of the Energy Income and Growth Fund, your participation is critical to the outcome of this Meeting. If sufficient voting participation is not received by JANUARY 8TH additional expenses of further solicitation efforts could be incurred.

Please help us to achieve sufficient voting participation by taking a moment to vote your shares today. If you need another copy of the Proxy Statement, have any proxy-related questions, PLEASE CALL 1-800-761-6707 for assistance.

        WE HAVE SET UP THE FOLLOWING VOTING METHODS SO THAT YOU WILL FIND
                ONE TO BE CONVENIENT AND VOTE YOUR SHARES TODAY.


[GRAPHIC OMITTED]  1.  VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]  2.  VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]  3.  VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than January 8th.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board
                                                                            OBO